(MKS LOGO)

                                                           FOR IMMEDIATE RELEASE

                                                            Contact: Ron Weigner
                                      Vice President and Chief Financial Officer
                                                                    978.284.4446

               MKS INSTRUMENTS REPORTS SECOND QUARTER 2004 RESULTS

     Wilmington, Mass. -- July 20, 2004 -- MKS Instruments, Inc. (NASDAQ: MKSI), a leading worldwide provider of process control technologies for improving productivity in semiconductor and other advanced manufacturing processes, today reported second quarter 2004 financial results that were within the Company's guidance for the quarter. Net sales were $151.6 million, up 87 percent from $81.2 million in the second quarter of 2003 and up 14 percent from $133.0 million in the first quarter of 2004.

     GAAP net earnings were $20.9 million, or $0.38 per diluted share, compared to a net loss of $5.5 million, or $0.11 per basic share, in the second quarter of 2003, and net earnings of $12.7 million, or $0.23 per diluted share, in the first quarter of 2004. Second quarter 2004 net earnings included other income of $5.4 million. On a non-GAAP basis, which excludes amortization of acquired intangible assets and special items, net earnings were $20.3 million, or $0.37 per diluted share, compared to a net loss of $1.5 million, or $0.03 per basic share, in the second quarter of 2003, and net earnings of $16.8 million, or $0.31 per diluted share, in the first quarter of 2004.

      John Bertucci, Chairman and Chief Executive Officer, said, "I'm pleased to report ongoing penetration of higher growth semiconductor applications in the second quarter and 14 percent sequential sales growth. Our 86 percent sales growth from the third quarter of 2003 reflects the success of our strategy of leveraging a broad portfolio of process control solutions for semiconductor and thin-film processes. I want to thank the MKS team for continuing to deliver the technical solutions and service performance that our customers require.

     "Looking ahead to the third quarter, I believe we are in what I have described as a 'third inning stretch', as shipments of 200mm tools are absorbed and prior to the anticipated ramp of equipment for strategic 300mm fabs. Therefore, we currently expect
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that our third quarter revenues could be flat and range from $150 to $155 million. GAAP net earnings could range from $0.31 to $0.34 per diluted share, which excludes $.08 per share in other income, net of tax, recorded in the second quarter. Third quarter non-GAAP earnings, which exclude amortization of acquired intangible assets, could range from $0.37 to $0.40 per share.

     "Looking beyond the third quarter, we see opportunity for growth -- particularly at 300mm, where our product development and acquisition strategies have been focused. With greater breadth and depth in process control around the chamber, we are providing more solutions for improving our customers' manufacturing yields as their process steps increase. I believe we are in an excellent position to capture an increasing share of future semiconductor capital equipment spending."

     The financial results that exclude certain charges and special items are not in accordance with Accounting Principles Generally Accepted in the United States of America (GAAP). MKS' management uses these non-GAAP measures internally to evaluate the Company's performance and manage its operations, and believes that these measures provide useful information for understanding operating results and comparing prior periods.

     Management will discuss second quarter financial results on a conference call today at 5:00 p.m. (Eastern Time). A webcast of the conference call will be available at www.mksinstruments.com in the "Investors" section. To hear a replay through July 27, 2004, dial 303-590-3000, passcode 11001249#.

     MKS Instruments, Inc. is a leading worldwide provider of process control solutions for advanced manufacturing processes such as semiconductor device manufacturing; thin-film manufacturing for flat panel displays, data storage media, architectural glass and electro-optical products; and technology for medical imaging equipment. Our instruments, components and subsystems incorporate sophisticated technologies to power, measure, control, and monitor increasingly complex gas-related semiconductor manufacturing processes, thereby enhancing our customers' uptime, yield and throughput, and improving their productivity and return on invested capital.

     This release contains projections or other forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding MKS' future
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growth and the future financial performance of MKS. These projections or statements are only predictions. Actual events or results may differ materially from those in the projections or other forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the projections or other forward-looking statements are the fluctuations in capital spending in the semiconductor industry, fluctuations in net sales to MKS' major customers, potential fluctuations in quarterly results, the challenges, risks and costs involved with integrating the operations of MKS and any acquired companies, dependence on new product development, rapid technological and market change, acquisition strategy, manufacturing and sourcing risks, volatility of stock price, international operations, financial risk management, and future growth subject to risks. Readers are referred to MKS' filings with the Securities and Exchange Commission, including its most recent Quarterly Report on Form 10-Q, for a discussion of these and other important risk factors concerning MKS and its operations. MKS is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

                                       ###

                              MKS INSTRUMENTS, INC.
                 UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                   Three Months Ended
                                                       -----------------------------------------
                                                        June 30,        June 30,       March 31,
                                                          2004            2003            2004
                                                       ---------       ---------       ---------
Net sales                                              $ 151,585       $  81,168       $ 132,985
Cost of sales                                             90,192          53,723          78,756
                                                       ---------       ---------       ---------
Gross profit                                              61,393          27,445          54,229

Research and development                                  14,620          11,453          14,336
Selling, general and administrative                       22,661          17,459          20,152
Amortization of acquired intangible assets                 3,691           3,617           3,693
Restructuring, asset impairment and other charges             --             304             437
                                                       ---------       ---------       ---------

Income (loss) from operations                             20,421          (5,388)         15,611

Interest income, net                                         326             282             272
Other Income (NOTE 1)                                      5,402              --              --
                                                       ---------       ---------       ---------

Income (loss) before income taxes                         26,149          (5,106)         15,883
Provision (benefit) for income taxes                       5,281             364           3,177
                                                       ---------       ---------       ---------
Net income (loss)                                      $  20,868       $  (5,470)      $  12,706
                                                       =========       =========       =========

Net income (loss) per share:

  Basic                                                $    0.39       $   (0.11)      $    0.24
  Diluted                                              $    0.38       $   (0.11)      $    0.23

Weighted average shares outstanding:

  Basic                                                   53,540          51,419          53,255
  Diluted                                                 54,967          51,419          55,085


THE FOLLOWING SUPPLEMENTAL NON-GAAP EARNINGS
INFORMATION IS PRESENTED TO AID IN
UNDERSTANDING THE MKS OPERATING RESULTS:

GAAP net Income (loss)                                 $  20,868       $  (5,470)      $  12,706

Adjustments:
Amortization of acquired intangible assets                 3,691           3,617           3,693
Restructuring, asset impairment and other charges             --             304             437
Other income, net of tax (NOTE 1)                         (4,272)             --              --
                                                       ---------       ---------       ---------

Non-GAAP net income (loss) (NOTE 2)                    $  20,287       $  (1,549)      $  16,836
                                                       =========       =========       =========

Non-GAAP net income (loss) per share (NOTE 2)          $    0.37       $   (0.03)      $    0.31
                                                       =========       =========       =========
Weighted average shares outstanding (NOTE 3)              54,967          51,419          55,085


NOTE 1: The GAAP amount represents primarily the collection of a note receivable of $5.0 million which had been written off in 2002 and the gain on the sale of an asset. The Non-GAAP adjustment is net of applicable income taxes.

NOTE 2: The Non-GAAP net income (loss) and non-GAAP net income (loss) per share amounts exclude amortization of acquired intangible assets, acquisition and disposition related charges and special items, net of applicable income taxes.

NOTE 3: Due to the net loss for the quarter ended June 30, 2003, net loss per share is based on the basic number of weighted average shares outstanding. For the quarters ended June 30, 2004 and March 31, 2004, respectively, the Company reported net income and therefore, used the diluted weighted average shares outstanding.

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                              MKS INSTRUMENTS, INC.
                 UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                            Six Months Ended
                                                                June 30,
                                                       -------------------------
                                                          2004            2003
                                                       ---------       ---------
Net sales                                              $ 284,570       $ 153,945
Cost of sales                                            168,948         101,094
                                                       ---------       ---------
Gross profit                                             115,622          52,851

Research and development                                  28,956          22,685
Selling, general and administrative                       42,813          35,278
Amortization of acquired intangible assets                 7,384           7,395
Restructuring, asset impairment and other charges            437             304
                                                       ---------       ---------

Income (loss) from operations                             36,032         (12,811)

Interest income, net                                         598             562
Other Income (NOTE 1)                                      5,402              --
                                                       ---------       ---------

Income (loss) before income taxes                         42,032         (12,249)
Provision (benefit) for income taxes                       8,458             651
                                                       ---------       ---------
Net income (loss)                                      $  33,574       $ (12,900)
                                                       =========       =========

Net income (loss) per share:

  Basic                                                $    0.63       $   (0.25)
  Diluted                                              $    0.61       $   (0.25)

Weighted average shares outstanding:

  Basic                                                   53,398          51,399
  Diluted                                                 55,026          51,399


THE FOLLOWING SUPPLEMENTAL NON-GAAP EARNINGS
INFORMATION IS PRESENTED TO AID IN
UNDERSTANDING THE MKS OPERATING RESULTS:

GAAP net Income (loss)                                 $  33,574       $ (12,900)

Adjustments:
Amortization of acquired intangible assets                 7,384           7,395
Restructuring, asset impairment and other charges            437             304
Other income, net of tax (NOTE 1)                         (4,272)             --
                                                       ---------       ---------

Non-GAAP net income (loss) (NOTE 2)                    $  37,123       $  (5,201)
                                                       =========       =========

Non-GAAP net income (loss) per share (NOTE 2)          $    0.67       $   (0.10)
                                                       =========       =========
Weighted average shares outstanding (NOTE 3)              55,026          51,399


NOTE 1: The GAAP amount represents primarily the collection of a note receivable of $5.0 million which had been written off in 2002 and the gain on the sale of an asset. The Non-GAAP adjustment is net of applicable income taxes.

NOTE 2: The Non-GAAP net income (loss) and non-GAAP net income (loss) per share amounts exclude amortization of acquired intangible assets, acquisition and disposition related charges and special items, net of applicable income taxes.

NOTE 3: Due to the net loss for the six months ended June 30, 2003, net loss per share is based on the basic number of weighted average shares outstanding. For the six months ended June 30, 2004, the Company reported net income and therefore, used the diluted weighted average shares outstanding.

                              MKS INSTRUMENTS, INC.
                      UNAUDITED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                June 30,    December 31,
                                                  2004          2003
                                                --------      --------
ASSETS

Cash and short-term investments                 $190,113      $129,178
Trade accounts receivable                         89,251        65,454
Inventories                                      105,681        82,013
Other current assets                               9,286         5,631
                                                --------      --------
              Total current assets               394,331       282,276

Property, plant and equipment, net                78,003        76,121
Long-term investments                              8,865        13,625
Goodwill                                         259,818       259,924
Other acquired intangible assets                  48,732        56,192
Other assets                                       4,075         4,724
                                                --------      --------

Total assets                                    $793,824      $692,862
                                                ========      ========


LIABILITIES AND STOCKHOLDERS' EQUITY

Short-term debt                                 $ 24,066      $ 20,196
Accounts payable                                  31,003        25,302
Other accrued expenses                            48,327        26,310
                                                --------      --------
              Total current liabilities          103,396        71,808

Long-term debt                                     7,477         8,924
Other long-term liabilities                        4,047         3,820

Stockholders' equity:
Common stock                                         113           113
Additional paid-in capital                       624,347       587,910
Retained earnings                                 45,812        12,238
Other stockholders' equity                         8,632         8,049
                                                --------      --------
              Total stockholders' equity         678,904       608,310
                                                --------      --------

Total liabilities and stockholders' equity      $793,824      $692,862
                                                ========      ========